Weyerhaeuser Company	Exhibit 99.2

Q4.2024 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Operations

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	March 31, 2024	June 30, 2024	Sept 30, 2024	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023
Net sales	$1,796	$1,939	$1,681	$1,708	$1,774	$7,124	$7,674
Costs of sales	1,441	1,535	1,431	1,404	1,432	5,811	5,992
Gross margin	355	404	250	304	342	1,313	1,682
Selling expenses	22	22	22	22	21	88	87
General and administrative expenses	120	116	122	122	115	480	431
Gain on sale of timberlands	—	—	—	—	(84)	—	(84)
Other operating costs (income), net	17	(4)	28	19	12	60	62
Operating income	196	270	78	141	278	685	1,186
Non-operating pension and other post-employment benefit costs	(11)	(10)	(10)	(11)	(12)	(42)	(45)
Interest income and other	16	13	14	10	22	53	76
Interest expense, net of capitalized interest	(67)	(67)	(69)	(66)	(72)	(269)	(280)
Earnings before income taxes	134	206	13	74	216	427	937
Income taxes	(20)	(33)	15	7	3	(31)	(98)
Net earnings	$114	$173	$28	$81	$219	$396	$839

Per Share Information

	Q1	Q2	Q3	Q4		Year-to-Date
	March 31, 2024	June 30, 2024	Sept 30, 2024	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023
Earnings per share, basic and diluted	$0.16	$0.24	$0.04	$0.11	$0.30	$0.54	$1.15
Dividends paid per common share	$0.34	$0.20	$0.20	$0.20	$0.19	$0.94	$1.66
Weighted average shares outstanding (in thousands):
Basic	730,043	729,026	727,621	726,927	730,422	728,398	731,654
Diluted	730,558	729,341	728,180	727,776	731,277	728,957	732,222
Common shares outstanding at end of period (in thousands)	729,141	727,519	726,758	725,845	729,753	725,845	729,753

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization (Adjusted EBITDA)

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	March 31, 2024	June 30, 2024	Sept 30, 2024	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023
Net earnings	$114	$173	$28	$81	$219	$396	$839
Non-operating pension and other post-employment benefit costs	11	10	10	11	12	42	45
Interest income and other	(16)	(13)	(14)	(10)	(22)	(53)	(76)
Interest expense, net of capitalized interest	67	67	69	66	72	269	280
Income taxes	20	33	(15)	(7)	(3)	31	98
Operating income	196	270	78	141	278	685	1,186
Depreciation, depletion and amortization	125	126	125	126	126	502	500
Basis of real estate sold	31	39	23	27	13	120	93
Special items included in operating income	—	(25)	10	—	(96)	(15)	(85)
Adjusted EBITDA(1)	$352	$410	$236	$294	$321	$1,292	$1,694

(1) Adjusted EBITDA is a non-GAAP measure that management uses to evaluate the performance of the company. Adjusted EBITDA, as we define it, is operating income adjusted for depreciation, depletion, amortization, basis of real estate sold and special items. Our definition of Adjusted EBITDA may be different from similarly titled measures reported by other companies. Adjusted EBITDA should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Weyerhaeuser Company	Total Company Statistics

Q4.2024 Analyst Package

Preliminary results (unaudited)

Special Items Included in Net Earnings (Income Tax Affected)

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	March 31, 2024	June 30, 2024	Sept 30, 2024	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023
Net earnings	$114	$173	$28	$81	$219	$396	$839
Environmental remediation charge	—	—	—	—	—	—	8
Gain on sale of timberlands	—	—	—	—	(83)	—	(83)
Insurance recovery	—	—	—	—	(10)	—	(10)
Legal benefit	—	—	—	—	(25)	—	(25)
Legal expense	—	—	—	—	20	—	20
Product remediation recovery	—	(19)	—	—	—	(19)	—
Restructuring, impairments and other charges	—	—	7	—	—	7	—
Net earnings before special items(1)	$114	$154	$35	$81	$121	$384	$749

	Q1	Q2	Q3	Q4		Year-to-Date
	March 31, 2024	June 30, 2024	Sept 30, 2024	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023
Net earnings per diluted share	$0.16	$0.24	$0.04	$0.11	$0.30	$0.54	$1.15
Environmental remediation charge	—	—	—	—	—	—	0.01
Gain on sale of timberlands	—	—	—	—	(0.12)	—	(0.12)
Insurance recovery	—	—	—	—	(0.01)	—	(0.01)
Legal benefit	—	—	—	—	(0.03)	—	(0.03)
Legal expense	—	—	—	—	0.02	—	0.02
Product remediation recovery	—	(0.03)	—	—	—	(0.02)	—
Restructuring, impairments and other charges	—	—	0.01	—	—	0.01	—
Net earnings per diluted share before special items(1)	$0.16	$0.21	$0.05	$0.11	$0.16	$0.53	$1.02

(1) Net earnings before special items is a non-GAAP measure that management believes provides helpful context in understanding the company’s earnings performance. Net earnings before special items should not be considered in isolation from, and is not intended to represent an alternative to, our GAAP results.

Selected Total Company Items

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	March 31, 2024	June 30, 2024	Sept 30, 2024	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023
Pension and post-employment costs:
Pension and post-employment service costs	$5	$5	$5	$6	$6	$21	$23
Non-operating pension and other post-employment benefit costs	11	10	10	11	12	42	45
Total company pension and post-employment costs	$16	$15	$15	$17	$18	$63	$68

Weyerhaeuser Company

Q4.2024 Analyst Package

Preliminary results (unaudited)

Condensed Consolidated Balance Sheet

in millions	March 31, 2024	June 30, 2024	September 30, 2024	December 31, 2024	December 31, 2023
ASSETS
Current assets:
Cash and cash equivalents	$871	$997	$877	$684	$1,164
Receivables, net	405	410	373	306	354
Receivables for taxes	13	10	10	9	10
Inventories	630	614	592	607	566
Prepaid expenses and other current assets	192	152	142	142	219
Total current assets	2,111	2,183	1,994	1,748	2,313
Property and equipment, net	2,283	2,240	2,247	2,329	2,269
Construction in progress	243	303	316	287	270
Timber and timberlands at cost, less depletion	11,481	11,475	11,502	11,551	11,528
Minerals and mineral rights, less depletion	198	194	192	189	200
Deferred tax assets	14	13	13	24	15
Other assets	426	392	404	408	388
Total assets	$16,756	$16,800	$16,668	$16,536	$16,983

LIABILITIES AND EQUITY
Current liabilities:
Current maturities of long-term debt	$210	$210	$210	$210	$—
Accounts payable	310	281	275	255	287
Accrued liabilities	424	504	507	512	501
Total current liabilities	944	995	992	977	788
Long-term debt, net	4,861	4,862	4,864	4,866	5,069
Deferred tax liabilities	84	87	78	26	81
Deferred pension and other post-employment benefits	460	460	462	596	461
Other liabilities	353	351	345	350	348
Total liabilities	6,702	6,755	6,741	6,815	6,747
Total equity	10,054	10,045	9,927	9,721	10,236
Total liabilities and equity	$16,756	$16,800	$16,668	$16,536	$16,983

Weyerhaeuser Company

Q4.2024 Analyst Package

Preliminary results (unaudited)

Consolidated Statement of Cash Flows

	Q1	Q2	Q3	Q4		Year-to-Date
in millions	March 31, 2024	June 30, 2024	Sept 30, 2024	Dec 31, 2024	Dec 31, 2023	Dec 31, 2024	Dec 31, 2023
Cash flows from operations:
Net earnings	$114	$173	$28	$81	$219	$396	$839
Noncash charges (credits) to earnings:
Depreciation, depletion and amortization	125	126	125	126	126	502	500
Basis of real estate sold	31	39	23	27	13	120	93
Deferred income taxes, net	—	4	(13)	(31)	(15)	(40)	(5)
Pension and other post-employment benefits	16	15	15	17	18	63	68
Share-based compensation expense	10	12	10	11	10	43	36
Net gain on sale of timberlands	—	—	—	—	(84)	—	(84)
Other	1	(1)	6	(4)	13	2	(1)
Change in:
Receivables, net	(53)	(4)	36	66	81	45	4
Receivables and payables for taxes	(3)	16	(16)	2	(10)	(1)	41
Inventories	(68)	15	22	(24)	(36)	(55)	(13)
Prepaid expenses and other current assets	17	16	(13)	(1)	(8)	19	(13)
Accounts payable and accrued liabilities	(51)	37	13	(22)	(8)	(23)	35
Pension and post-employment benefit contributions and payments	(4)	(5)	(3)	(6)	(4)	(18)	(20)
Other	(11)	(11)	1	(24)	(27)	(45)	(47)
Net cash from operations	$124	$432	$234	$218	$288	$1,008	$1,433
Cash flows from investing activities:
Capital expenditures for property and equipment	$(57)	$(82)	$(89)	$(136)	$(181)	$(364)	$(390)
Capital expenditures for timberlands reforestation	(22)	(9)	(8)	(13)	(15)	(52)	(57)
Acquisitions of timberlands	—	(53)	(82)	(116)	(163)	(251)	(233)
Proceeds from sale of timberlands	—	—	—	—	166	—	166
Purchase of short-term investments	—	—	—	—	—	—	(664)
Maturities of short-term investments	—	—	—	—	664	—	664
Other	2	1	18	10	3	31	6
Net cash from investing activities	$(77)	$(143)	$(161)	$(255)	$474	$(636)	$(508)
Cash flows from financing activities:
Cash dividends on common shares	$(248)	$(146)	$(145)	$(145)	$(140)	$(684)	$(1,216)
Net proceeds from issuance of long-term debt	—	—	—	—	249	—	992
Payments on long-term debt	—	—	—	—	(860)	—	(978)
Repurchases of common shares	(50)	(49)	(27)	(28)	(22)	(154)	(131)
Other	(10)	—	1	(5)	2	(14)	(9)
Net cash from financing activities	$(308)	$(195)	$(171)	$(178)	$(771)	$(852)	$(1,342)

Net change in cash, cash equivalents and restricted cash	$(261)	$94	$(98)	$(215)	$(9)	$(480)	$(417)
Cash, cash equivalents and restricted cash at beginning of period	1,164	903	997	899	1,173	1,164	1,581
Cash, cash equivalents and restricted cash at end of period	$903	$997	$899	$684	$1,164	$684	$1,164

Cash paid during the period for:
Interest, net of amounts capitalized	$57	$69	$63	$70	$93	$259	$283
Income taxes, net of refunds	$23	$15	$13	$9	$23	$60	$63

Weyerhaeuser Company	Timberlands Segment

Q4.2024 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2024	Q2.2024	Q3.2024	Q4.2024	Q4.2023	YTD.2024	YTD.2023
Sales to unaffiliated customers	$387	$409	$357	$359	$395	$1,512	$1,654
Intersegment sales	134	146	136	138	139	554	572
Total net sales	521	555	493	497	534	2,066	2,226
Costs of sales	415	450	410	411	429	1,686	1,746
Gross margin	106	105	83	86	105	380	480
Selling expenses	—	—	1	—	—	1	1
General and administrative expenses	25	25	24	26	26	100	100
Gain on sale of timberlands	—	—	—	—	(84)	—	(84)
Other operating costs (income), net	1	—	1	(2)	(23)	—	(25)
Operating income	80	80	57	62	186	279	488
Interest income and other	—	1	—	—	—	1	—
Net contribution to earnings	$80	$81	$57	$62	$186	$280	$488

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2024	Q2.2024	Q3.2024	Q4.2024	Q4.2023	YTD.2024	YTD.2023
Operating income	$80	$80	$57	$62	$186	$279	$488
Depreciation, depletion and amortization	64	67	65	64	66	260	267
Special items	—	—	—	—	(109)	—	(109)
Adjusted EBITDA(1)	$144	$147	$122	$126	$143	$539	$646

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q1.2024	Q2.2024	Q3.2024	Q4.2024	Q4.2023	YTD.2024	YTD.2023
Gain on sale of timberlands	$—	$—	$—	$—	$(84)	$—	$(84)
Legal benefit	$—	$—	$—	$—	$(25)	$—	$(25)

Selected Segment Items

in millions	Q1.2024	Q2.2024	Q3.2024	Q4.2024	Q4.2023	YTD.2024	YTD.2023
Total decrease (increase) in working capital(2)	$8	$32	$—	$(12)	$(45)	$28	$5
Cash spent for capital expenditures(3)	$(31)	$(21)	$(22)	$(31)	$(37)	$(105)	$(111)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and log inventory for the Timberlands and Real Estate & ENR segments combined.

(3) Does not include cash spent for the acquisition of timberlands.

Segment Statistics(4)

		Q1.2024	Q2.2024	Q3.2024	Q4.2024	Q4.2023	YTD.2024	YTD.2023
Third Party	Delivered logs:
Net Sales	West	$176	$205	$158	$154	$183	$693	$794
(millions)	South	151	153	149	150	158	603	643
	North	13	9	11	13	13	46	48
	Total delivered logs	340	367	318	317	354	1,342	1,485
	Stumpage and pay-as-cut timber	11	13	14	13	13	51	56
	Recreational and other lease revenue	19	19	19	20	20	77	74
	Other revenue	17	10	6	9	8	42	39
	Total	$387	$409	$357	$359	$395	$1,512	$1,654
Delivered Logs	West	$121.06	$123.15	$114.01	$110.32	$126.58	$117.45	$126.82
Third Party Sales	South	$36.93	$36.89	$36.68	$37.26	$37.15	$36.94	$37.46
Realizations (per ton)	North	$73.58	$76.55	$69.96	$69.22	$69.92	$71.96	$76.03
Delivered Logs	West	1,452	1,668	1,379	1,402	1,445	5,901	6,259
Third Party Sales	South	4,089	4,154	4,062	4,012	4,266	16,317	17,173
Volumes (tons, thousands)	North	175	118	160	184	179	637	629
Fee Harvest Volumes	West	2,214	2,355	2,184	2,149	2,079	8,902	8,753
(tons, thousands)	South	5,990	6,293	6,070	6,161	6,169	24,514	25,177
	North	239	190	247	264	259	940	942

(4) Western logs are primarily transacted in MBF but are converted to ton equivalents for external reporting purposes.

Weyerhaeuser Company	Real Estate, Energy & Natural Resources Segment

Q4.2024 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2024	Q2.2024	Q3.2024	Q4.2024	Q4.2023	YTD.2024	YTD.2023
Net sales	$107	$109	$89	$86	$77	$391	$363
Costs of sales	41	46	31	34	21	152	126
Gross margin	66	63	58	52	56	239	237
General and administrative expenses	6	8	6	6	6	26	26
Other operating (income) costs, net	—	(4)	1	—	—	(3)	—
Operating income and Net contribution to earnings	$60	$59	$51	$46	$50	$216	$211

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2024	Q2.2024	Q3.2024	Q4.2024	Q4.2023	YTD.2024	YTD.2023
Operating income	$60	$59	$51	$46	$50	$216	$211
Depreciation, depletion and amortization	3	4	3	3	4	13	16
Basis of real estate sold	31	39	23	27	13	120	93
Adjusted EBITDA(1)	$94	$102	$77	$76	$67	$349	$320

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Statistics

		Q1.2024	Q2.2024	Q3.2024	Q4.2024	Q4.2023	YTD.2024	YTD.2023
Net Sales	Real Estate	$83	$78	$59	$60	$39	$280	$237
(millions)	Energy and Natural Resources	24	31	30	26	38	111	126
	Total	$107	$109	$89	$86	$77	$391	$363
Acres Sold	Real Estate	19,774	37,665	17,441	20,028	7,187	94,908	62,942
Price per Acre	Real Estate	$3,629	$2,062	$2,808	$2,806	$4,202	$2,682	$3,494
Basis as a Percent of Real Estate Net Sales	Real Estate	37%	50%	39%	45%	33%	43%	39%

Weyerhaeuser Company	Wood Products Segment

Q4.2024 Analyst Package

Preliminary results (unaudited)

Segment Statement of Operations

in millions	Q1.2024	Q2.2024	Q3.2024	Q4.2024	Q4.2023	YTD.2024	YTD.2023
Net sales	$1,302	$1,421	$1,235	$1,263	$1,302	$5,221	$5,657
Costs of sales	1,107	1,185	1,132	1,092	1,127	4,516	4,699
Gross margin	195	236	103	171	175	705	958
Selling expenses	21	22	21	21	21	85	84
General and administrative expenses	40	37	41	37	38	155	149
Other operating costs (income), net	6	(19)	14	7	(3)	8	16
Operating income and Net contribution to earnings	$128	$196	$27	$106	$119	$457	$709

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2024	Q2.2024	Q3.2024	Q4.2024	Q4.2023	YTD.2024	YTD.2023
Operating income	$128	$196	$27	$106	$119	$457	$709
Depreciation, depletion and amortization	56	54	54	55	54	219	210
Special items	—	(25)	10	—	(14)	(15)	(14)
Adjusted EBITDA(1)	$184	$225	$91	$161	$159	$661	$905

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Segment Special Items Included in Net Contribution to Earnings (Pretax)

in millions	Q1.2024	Q2.2024	Q3.2024	Q4.2024	Q4.2023	YTD.2024	YTD.2023
Insurance recovery	$—	$—	$—	$—	$(14)	$—	$(14)
Product remediation recovery	$—	$(25)	$—	$—	$—	$(25)	$—
Restructuring, impairments and other charges	$—	$—	$10	$—	$—	$10	$—

Selected Segment Items

in millions	Q1.2024	Q2.2024	Q3.2024	Q4.2024	Q4.2023	YTD.2024	YTD.2023
Total (increase) decrease in working capital(2)	$(174)	$34	$79	$26	$61	$(35)	$26
Cash spent for capital expenditures	$(42)	$(63)	$(72)	$(117)	$(155)	$(294)	$(323)

(2) Represents the change in prepaid assets, accounts receivable, accounts payable, accrued liabilities and inventory for the Wood Products segment.

Segment Statistics(3)

in millions, except for third party sales realizations		Q1.2024	Q2.2024	Q3.2024	Q4.2024	Q4.2023	YTD.2024	YTD.2023
Structural Lumber	Third party net sales	$464	$499	$451	$492	$465	$1,906	$2,123
(volumes presented	Third party sales realizations	$429	$419	$404	$442	$413	$423	$457
in board feet)	Third party sales volumes	1,080	1,190	1,116	1,114	1,125	4,500	4,649
	Production volumes	1,085	1,163	1,046	1,110	1,091	4,404	4,572
Oriented Strand	Third party net sales	$255	$288	$206	$230	$237	$979	$944
Board	Third party sales realizations	$359	$407	$305	$321	$344	$348	$330
(volumes presented	Third party sales volumes	710	708	675	717	688	2,810	2,864
in square feet 3/8")	Production volumes	735	744	683	758	721	2,920	2,933
Engineered Solid	Third party net sales	$177	$191	$175	$165	$183	$708	$783
Section	Third party sales realizations	$3,212	$3,239	$3,251	$2,996	$3,385	$3,175	$3,509
(volumes presented	Third party sales volumes	5.4	6.0	5.4	5.5	5.4	22.3	22.3
in cubic feet)	Production volumes	5.7	6.1	5.0	5.5	5.8	22.3	21.9
Engineered	Third party net sales	$99	$107	$95	$89	$112	$390	$447
I-joists	Third party sales realizations	$2,648	$2,645	$2,644	$2,508	$2,766	$2,613	$2,902
(volumes presented	Third party sales volumes	37	41	36	35	41	149	154
in lineal feet)	Production volumes	43	41	31	32	42	147	147
Softwood Plywood	Third party net sales	$41	$42	$38	$37	$39	$158	$166
(volumes presented	Third party sales realizations	$508	$464	$433	$450	$495	$463	$486
in square feet 3/8")	Third party sales volumes	81	90	88	83	79	342	342
	Production volumes	72	82	81	79	75	314	310
Medium Density	Third party net sales	$39	$42	$42	$36	$35	$159	$155
Fiberboard	Third party sales realizations	$1,183	$1,186	$1,173	$1,163	$1,191	$1,177	$1,272
(volumes presented	Third party sales volumes	33	36	35	31	29	135	122
in square feet 3/4")	Production volumes	34	34	37	33	31	138	132

(3) Third party net sales, third party sales realizations and third party sales volumes include sales of internally produced products and products purchased for resale primarily through our distribution business.

Weyerhaeuser Company	Unallocated Items

Q4.2024 Analyst Package

Preliminary results (unaudited)

Unallocated items are gains or charges not related to, or allocated to, an individual operating segment. They include all or a portion of items such as share-based compensation, pension and post-employment costs, elimination of intersegment profit in inventory and LIFO, foreign exchange transaction gains and losses and interest income and other.

Net Charge to Earnings

in millions	Q1.2024	Q2.2024	Q3.2024	Q4.2024	Q4.2023	YTD.2024	YTD.2023
Unallocated corporate function and variable compensation expense	$(38)	$(37)	$(32)	$(47)	$(35)	$(154)	$(127)
Liability classified share-based compensation	(1)	3	(2)	2	(2)	2	(2)
Foreign exchange (loss) gain	(1)	—	1	1	—	1	1
Elimination of intersegment profit in inventory and LIFO	(6)	6	5	(1)	3	4	11
Other, net	(26)	(37)	(29)	(28)	(43)	(120)	(105)
Operating loss	(72)	(65)	(57)	(73)	(77)	(267)	(222)
Non-operating pension and other post-employment benefit costs	(11)	(10)	(10)	(11)	(12)	(42)	(45)
Interest income and other	16	12	14	10	22	52	76
Net charge to earnings	$(67)	$(63)	$(53)	$(74)	$(67)	$(257)	$(191)

Adjusted Earnings before Interest, Tax, Depreciation, Depletion and Amortization(1)

in millions	Q1.2024	Q2.2024	Q3.2024	Q4.2024	Q4.2023	YTD.2024	YTD.2023
Operating loss	$(72)	$(65)	$(57)	$(73)	$(77)	$(267)	$(222)
Depreciation, depletion and amortization	2	1	3	4	2	10	7
Special items	—	—	—	—	27	—	38
Adjusted EBITDA(1)	$(70)	$(64)	$(54)	$(69)	$(48)	$(257)	$(177)

(1) See definition of Adjusted EBITDA (a non-GAAP measure) on page 1.

Unallocated Special Items Included in Net Charge to Earnings (Pretax)

in millions	Q1.2024	Q2.2024	Q3.2024	Q4.2024	Q4.2023	YTD.2024	YTD.2023
Environmental remediation charge	$—	$—	$—	$—	$—	$—	$11
Legal expense	—	—	—	—	27	—	27
Special items included in operating loss and net charge to earnings	$—	$—	$—	$—	$27	$—	$38

Unallocated Selected Items

in millions	Q1.2024	Q2.2024	Q3.2024	Q4.2024	Q4.2023	YTD.2024	YTD.2023
Cash spent for capital expenditures	$(6)	$(7)	$(3)	$(1)	$(4)	$(17)	$(13)